Fundrise Growth Tech Fund, LLC
Schedule of Investments (Unaudited)
December 31, 2022
1
See Notes to Schedule of Investments.
Shares Description
Value as of
December 31, 2022
Preferred Stock - 14.3%
Technology - 14.3%
554,888 Vanta Series B-1 Preferred Stock
(a)(b)(c)
(Cost $5,000,001) $ 5,000,001
Money Market Fund - 87.7%
30,591,168 Allspring Government Money Market Fund, Select Class Shares, 4.09%
(d)
(Cost $30,591,168) 30,591,168
Investments, at value - 102.0% (Cost $35,591,169) $ 35,591,169
Other Assets & Liabilities, Net - (2.0)% (694,918)
Net Assets - 100.0% $ 34,896,251
(a)
Restricted security. Acquisition date September 7, 2022 at a cost of $5,000,001. Value per unit at December 31, 2022 is $9.01 per share.
(b)
Represents investments classified as Level 3 within the three-tier fair value hierarchy.
(c)
Represents a non-income producing investment.
(d)
Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of December 31, 2022.

Fundrise Growth Tech Fund, LLC
Notes to Schedule of Investments (Unaudited)
December 31, 2022
2
1. Formation and Organization
Fundrise Growth Tech Fund, LLC (the “Fund” or the “Registrant”) is a Delaware limited liability company and intends to elect to be taxed as a regulated investment company (“RIC”) for U.S. federal income tax purposes under Part I of Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Subchapter M”), commencing with its taxable year ending March 31, 2023.
The Fund is organized as a continuously offered, non-diversified, closed-end management investment company registered under the
Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s registration statement was declared effective on May
11, 2022. The Fund commenced investment operations on July 20, 2022.
The Fund’s investment objective is to provide total return primarily through long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in technology companies, with a primary focus on the equity securities (e.g., common stock, preferred stock, and convertible debt) of certain privately held, mid-to-late-stage, growth companies (“Portfolio Companies”), or other investments (including derivatives) that have economic characteristics similar to investments in technology companies.
Generally, the Fund’s investment strategy is to invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of technology and technology-related companies (referred to herein as “technology companies”) and other investments (including derivatives) that have economic characteristics similar to investments in technology companies.
The investment adviser to the Fund is Fundrise Advisors, LLC (the “Adviser”), an investment adviser registered with the U.S.
Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended. The Adviser is a wholly-
owned subsidiary of Rise Companies Corp. (“Rise Companies” or the “Sponsor”), the Fund’s sponsor. Subject to the supervision of the Board of Directors of the Fund (the “Board”), the Adviser is responsible for directing the management of the Fund’s business and affairs, managing the Fund’s day-to-day affairs, and implementing the Fund’s investment strategy.
2. Summary of Significant Accounting Policies
Valuation Oversight
The Board has approved procedures pursuant to which the Fund values its investments and has designated to the Adviser general responsibility for determining, in accordance with such procedures, the value of such investments. Generally, portfolio securities and other assets for which market quotations are readily available are valued at market value, which is ordinarily determined on the basis of official closing prices or the last reported sales prices. If market quotations are not readily available or are deemed unreliable, the Fund will use the fair value of the securities or other assets as determined by the Adviser in good faith, taking into consideration all available information and other factors that the Adviser deems pertinent, in each case subject to the overall supervision and responsibility of the Board.
In calculating the Fund’s net asset value (“NAV”), the Adviser, subject to the oversight of the Board, uses various valuation methodologies. To the extent practicable, the Adviser generally endeavors to maximize the use of observable inputs and minimize the use of unobservable inputs by requiring that the most observable inputs are to be used when available. The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors.
When valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment, and may involve alternative methods to obtain fair values where market prices or market-based valuations are not readily available. As a result, the Adviser may exercise a higher degree of judgment in determining fair value for certain securities or other assets.
Fair Value Measurement
The following is a summary of certain methods generally used currently to value investments of the Fund under the Fund’s valuation procedures:
The Fund applies FASB ASC Topic 820, Fair Value Measurement, as amended, which establishes a framework for measuring fair value in accordance with U.S. GAAP and required disclosures of fair value measurement. U.S. GAAP defines the fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.

Fundrise Growth Tech Fund, LLC
Notes to Schedule of Investments (Unaudited)
December 31, 2022
3
The Fund determines the fair value of certain investments in accordance with the fair value hierarchy that requires an entity to maximize the use of observable inputs. The fair value hierarchy includes the following three levels based on the objectivity of the inputs, which were used for categorizing the assets or liabilities for which fair value is being measured and reported:
Level 1 – Quoted market prices in active markets for identical assets or liabilities.
Level 2 – Significant other observable inputs (e.g., quoted prices for similar items in active markets, quoted prices for identical or similar items in markets that are not active, inputs other than quoted prices that are observable such as interest rate and yield curves, and market-corroborated inputs).
Level 3 – Valuation generated from model-based techniques that use inputs that are significant and unobservable in the market. These unobservable assumptions reflect estimates of inputs that market participants would use in pricing the asset or liability. Valuation techniques may include use of discounted cash flow methodologies or similar techniques, which incorporate management’s own estimates of assumptions that market participants would use in pricing the instrument or other valuation assumptions that require significant management judgment or estimation.
The majority of the Fund’s investments are expected to have no readily available market quotations and, as such, will be valued at fair value in good faith. There is no single standard for determining the fair value of a security. Rather, fair value calculations will involve significant professional judgment in the application of both observable and unobservable attributes. For mid-to-late growth
Portfolio Companies, traditional valuation methods (e.g., discounted cash flow) are often a less reliable tool for valuing investments in accordance with ASC 820. As such, until the Portfolio Companies grow to a point where traditional valuation methods apply, the Fund will value its investments based on the Portfolio Company’s progression through capital raising cycles. Late-stage private companies or “pre-IPO companies” traditionally raise capital from investors in organized funding rounds. During such funding rounds, a pre-IPO company will seek a lead investor who will, to their best effort, define a valuation of the company. Therefore, the valuation of the Fund’s Portfolio Companies may be adjusted when a new valuation is set by the lead investor in the next funding round. As such, the Fund also intends to adjust the valuation of its Portfolio Companies with each new funding round, which is the generally accepted methodology for the valuation of pre-IPO companies like the ones the Fund intends to invest in. However, while the valuation as of the latest funding round is a prominent factor in the Fund’s valuation process, it is not the only factor that the
Fund will consider when valuing its portfolio investments.
The Fund may establish certain thresholds or triggers that intend to capture fundamental changes in the value of the Portfolio
Company that would affect the anticipated return on the Fund’s investment. Examples of certain thresholds or triggers may include, an unexpected business or technology breakthrough, faster than anticipated revenue growth, a fundamental failure of the technology, the loss of a key customer, or the success of a competitor in the same industry. Additionally, the Fund may consider additional several factors (if present), including but not limited to the implied valuation of the asset as reflected by stock purchase contracts reported in private markets, fundamental analytical data relating to the investment in the security, the nature and duration of any restriction on the disposition of the security, the cost of the security at the date of purchase, or the liquidity of the market for the security. The Fund may also consider periodic financial statements (audited and unaudited) or other information provided by the
Portfolio Companies to investors or prospective investors, to the extent that it is available.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.
The following is a summary of the inputs used as of December 31, 2022, in valuing the Fund’s investments carried at fair value:
Level 1 Level 2 Level 3 Total
Investments at Value
Preferred Stock $ – $ – $ 5,000,001 $ 5,000,001
Money Market Fund 30,591,168 – – 30,591,168
Investments at Value $ 30,591,168 $ – $ 5,000,001 $ 35,591,169

Fundrise Growth Tech Fund, LLC
Notes to Schedule of Investments (Unaudited)
December 31, 2022
4
The following is a summary of quantitative information about the significant unobservable inputs of the Fund’s Level 3 investments as of December 31, 2022. The weighted average range of unobservable inputs is based on the fair value of investments. The tables are not intended to be all-inclusive but instead capture the significant unobservable inputs relevant to the Fund’s determination of fair value.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:
3. Investments
The Fund invests in technology companies, with a primary focus on the equity securities (e.g., common stock, preferred stock and convertible debt) of certain privately held, mid-to-late-stage, growth companies, or other investments (including derivatives) that have economic characteristics similar to investments in technology companies.
Investment Fair Value Valuation Technique Unobservable Input
Range (Weighted
Average)
Impact to Valuation
from an Increase in
Input
Preferred Stock $ 5,000,001 Recent Transaction Transaction Price N/A Increase
Preferred Stock
Balance as of May 11, 2022 (commencement of operations)
Purchases $ 5,000,001
Balance as of December 31, 2022 $ 5,000,001
Net change in unrealized appreciation/depreciation for the period ended
December 31, 2022 related to Level 3 investments held at December 31, 2022 $ –